UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 552-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Amylin Pharmaceuticals, Inc. held its 2011 Annual Meeting of Stockholders on May 24, 2011. At the Annual Meeting, our stockholders voted upon and (i) elected Adrian Adams, Teresa Beck, M. Kathleen Behrens, Daniel M. Bradbury, Paul N. Clark, Paulo F. Costa, Alexander J. Denner, Karin Eastham, James R. Gavin III, M.D., Ph.D., Jay S. Skyler, M.D., MACP and Joseph P. Sullivan to serve as a director of Amylin until the next annual meeting or until his/her successor is elected; (ii) ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) approved on an advisory basis, the compensation of our Named Executive Officers as disclosed in our Proxy Statement for our 2011 Annual Meeting of Stockholders; and (iv) indicated on an advisory basis, a preference for holding an advisory vote on the compensation of our Named Executive Officers on an annual basis.

We had 145,775,806 shares of common stock outstanding and entitled to vote as of April 1, 2011, the record date for the Annual Meeting. At the Annual Meeting, 129,774,590 shares of common stock were present in person or represented by proxy for the four proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:

Proposal 1: Election of Directors.

Director	Votes in Favor	Votes Withheld	Broker Non-votes
Adrian Adams	106,857,544	4,425,617	18,491,429
Teresa Beck	107,698,906	3,584,255	18,491,429
M. Kathleen Behrens	110,004,535	1,278,626	18,491,429
Daniel M. Bradbury	109,802,326	1,480,835	18,491,429
Paul N. Clark	110,313,114	970,047	18,491,429
Paulo F. Costa	110,497,991	785,170	18,491,429
Alexander J. Denner	110,265,294	1,017,867	18,491,429
Karin Eastham	108,586,797	2,696,364	18,491,429
James R. Gavin III, M.D., Ph.D.	108,771,251	2,511,910	18,491,429
Jay S. Skyler, M.D., MACP	110,281,443	1,001,718	18,491,429
Joseph P. Sullivan	108,543,112	2,740,049	18,491,429

Proposal 2: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm.

Votes in Favor:	128,270,477
Votes Against:	1,221,809
Abstentions:	282,304
Broker Non-votes:	0

Proposal 3: Approval on an advisory basis, of the compensation of our Named Executive Officers as disclosed in our Proxy Statement for our 2011 Annual Meeting of Stockholders.

Votes in Favor:	104,965,080
Votes Against:	6,113,579
Abstentions:	204,502
Broker Non-votes:	18,491,429

Proposal 4: Indication on an advisory basis, of a preferred frequency for holding a stockholder advisory vote on the compensation of our Named Executive Officers.

1 Year:	102,682,648
2 Years:	139,464
3 Years:	8,309,590
Abstentions:	151,459
Broker Non-votes:	18,491,429

Based on the results of this vote, our Board has determined that we will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of holding such an advisory vote, which is required at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: May 25, 2011	By:	/s/ Harry J. Leonhardt
Harry J. Leonhardt
Vice President, Legal and Governance, and Secretary